J.P. MORGAN INCOME FUNDS

JPMorgan Floating Rate Income Fund

(Class A Shares)

(a series of JPMorgan Trust I)

Supplement dated March 26, 2018

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated December 29, 2017

The Supplement dated February 20, 2018 to the Summary Prospectus, Prospectus and Statement of Additional Information dated December 29, 2017, as supplemented, is hereby superseded and replaced in its entirety by this Supplement. Class A Shares of the JPMorgan Floating Rate Income Fund (the “Fund”) for which you did not pay a sales charge will continue to be charged a contingent deferred sales charge (“CDSC”), which is 0.75% of the purchase price for Class A Shares redeemed or exchanged into a money market fund during the first 18 months after purchase. JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”) or its affiliates will continue to pay a Finder’s Fee with respect to such purchases.

Changes to Sales Charges for Class A Shares purchased on or after March 31, 2018. Effective March 31, 2018 (the “Effective Date”), the Board of Trustees of the Fund has approved changes to the sales charges for Class A Shares. If you purchase $250,000 or more of Class A Shares of the Fund on or after the Effective Date, you will no longer be assessed a sales charge. In connection with these changes, the following changes will be made to the Summary Prospectus and Prospectus on the Effective Date:

Fee and Expense Table Changes — On the Effective Date, the second sentence in the Fund’s Summary Prospectus and Prospectus under “Fees and Expenses of the Fund” will be replaced with the following:

You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds.

In addition, on the Effective Date, the table entitled “Shareholder Fees” in the Fund’s Summary Prospectus and Prospectus will be deleted and replaced with the following:

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	2.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of Shares for purchases prior to March 31, 2018	NONE (under $500,000)	1.00%	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of Shares for purchases on or after March 31, 2018	NONE (under $250,000)	1.00%	NONE

Front-End Sales Charge and Contingent Deferred Sales Charge Table Changes — On the Effective Date, the information in the table under Class A Shares under “Front-End Sales Charge” and “Contingent Deferred Sales Charge (CDSC)” on page 18 of the Prospectus will be replaced with the following:

Class A
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 2.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $250,000 or more.
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	On purchases of $250,000 or more made on or after March 31, 2018 ($500,000 or more for purchases made before March 31, 2018): • 0.75% on redemptions made within 18 months of purchase.

SUP-FRI-318

Breakpoint Table Changes — On the Effective Date, the first table on page 20 of the Prospectus under “Class A Shares” is hereby deleted and replaced with the following:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	2.25	2.30	2.00	0.00
$50,000 to $99,999	1.75	1.78	1.50	0.00
$100,000 to $249,999	1.25	1.27	1.00	0.00
Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$250,000 to $3,999,999	0.00	0.00	0.75	0-18 months — 0.75%
$4,000,000 to $9,999,999	0.00	0.00	0.50
$10,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

Letter of Intent and Rights of Accumulation Changes — On the Effective Date, the following sentence shall be added to the end of “Letters of Intent (LOI)” and “Rights of Accumulation (“ROI”)” in the “Glossary of Common Investment Terminology” section of the Prospectus:

Letters of Intent and Rights of Accumulation shall be based on the sales charge and breakpoint schedules in effect when the initial shares were purchased.

Statement of Additional Information Changes — On the Effective Date, the second paragraph and first table on page 11 of Part I of the Statement of Additional Information under “Finders’ Fee Commissions” shall be deleted and the following disclosure shall be added in its place:

With respect to sales of Class A Shares of the Fund, any fees are paid in accordance with the following schedule:

Amount of Purchase	Finder’s Fee
$250,000 – $3,999,999*	0.75%
$4,000,000 – $9,999,999	0.50%
$10,000,000 or more	0.25%

*	If the total sales of Class A Shares of Qualifying Funds is $250,000 or more but the amount of the sale applicable to the Funds is less than $250,000, the Financial Intermediary will receive a finder’s fee equal to 0.75% of the sale of the Class A Shares of the applicable Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE